Exhibit 32

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Yahoo! Inc. (the “Company”) for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Terry Semel, as Chief Executive Officer of the Company, and Susan Decker, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his and her knowledge, respectively, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ TERRY SEMEL

Dated: August 5, 2005		Terry Semel Chief Executive Officer

	By:	/s/ SUSAN DECKER

Dated: August 5, 2005		Susan Decker Chief Financial Officer